UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2007

SYMYX TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27765	77-0397908
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Central Expressway		95051
Santa Clara, California		(Zip Code)
(Address of principal executive offices)

(408) 764-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 10, 2007, the Amended and Restated Bylaws (the “Bylaws”) of the Company were amended and restated to decrease the number of authorized directors from nine (9) to eight (8) directors, and to allow for the issuance and transfer of uncertificated shares of the Company’s capital stock.  Under recent amendments to Nasdaq Stock Market rules, issuers are required to be eligible for a direct registration system whereby shares are uncertificated and represented by electronic record.  A copy of our Amended and Restated Bylaws, as of December 10, 2007, is attached as Exhibit 3.2 and incorporated herein by reference

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.2	Amended and Restated Bylaws of Symyx Technologies, Inc., effective as of December 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMYX TECHNOLOGIES, INC.

Date: December 12, 2007	By:	/s/ Rex S. Jackson
Rex S. Jackson
Executive Vice President and
Chief Financial Officer